Exhibit 32.1

CERTIFICATION OF CHIEF ADMINISTRATIVE
OFFICER REGARDING PERIODIC REPORT CONTAINING FINANCIAL
STATEMENTS

     I, Steven A. Schumm, the Chief Adminstrative Officer of the Enstar Income/Growth Program Five-B, L.P. (the “Partnership”) in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 (the “Report”) filed with the Securities and Exchange Commission:

•	fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

/s/ Steven A. Schumm
Steven A. Schumm
Chief Adminstrative Officer April 13, 2004